UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Esperion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35986	26-1870780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

(734) 887-3903

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ESPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on May 1, 2026, Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Essence Parent Inc., a Delaware corporation and an affiliate of ArchiMed SAS (“Parent”), and Essence MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), pursuant to which, subject to the terms and conditions thereof, MergerCo will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).

The completion of the Merger is conditioned upon, among other things, the approval of the Merger by the Bundeskartellamt under the German Act Against Restraints of Competition (Gesetz Gegen Wettbewerbsbeschränkungen). On June 8, 2026, the Company received notice, effective as of June 2, 2026, that the Bundeskartellamt cleared the Merger. The completion of the Merger remains subject to the satisfaction of other closing conditions, including the expiration or termination of the applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended from time to time, and the adoption of the Merger Agreement by the Company’s stockholders.

As previously disclosed, the special meeting of Company stockholders to consider adoption of the Merger Agreement has been scheduled to be held virtually on July 8, 2026 at 8:00 a.m. Eastern Time.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K regarding the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Parent’s proposed acquisition of the Company, the ability of Parent and the Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions set forth in the Merger Agreement, statements about the expected timetable for completing the Merger, the potential effects of the pending acquisition on the Company, and the potential to achieve the milestones related to the contingent payments under the CVR, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “estimates,” “plans,” “may,” “will,” “could,” “would,” “project,” “potential” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) the effects of disruption on the Company from the proposed transaction and the impact of the announcement and pendency of the proposed transaction on the Company’s business, results of operations and financial condition; (iv) the effects of the proposed transaction on the Company’s relationships with customers, employees, other business partners or governmental or regulatory entities; (v) the risks related to non-achievement of any net sales milestone and that holders of the CVRs will not receive any payments in respect of the CVRs; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; (xii) risks related to the net sales, profitability, commercial development and launch plans, and growth of the Company’s commercial products; (xiii) risks and uncertainties related to regulatory applications, review and approval processes, and the Company’s compliance with applicable legal and regulatory requirements; (xiv) general industry conditions, competition, and the outcomes and anticipated benefits of legal proceedings and settlements; and (xv) general economic factors. These and other risks are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC, available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Parent, the Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its stockholders. Additionally, the Company may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of the Company are urged to read the Proxy Statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been mailed or otherwise made available to the Company’s securityholders. Investors and securityholders are able to obtain a copy of the Proxy Statement as well as other filings containing information about the proposed transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of the Company’s website at esperion.com/investors-media or by contacting the Company’s investor relations department at investorrelations@esperion.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, can be found in the Company’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 16, 2026 (available here). The Company’s stockholders may obtain additional information regarding the direct and indirect interests of participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction (when available). You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Esperion Therapeutics, Inc.

Date: June 9, 2026	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer